UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): December 8, 2008 (December 2, 2008)

Sona Mobile Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12817	95-3087593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number including area code:	(212) 486-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective December 2, 2008, Stephen Fellows resigned as the Chief Financial Officer of the Company.

(c)           Effective December 5, 2008, Kurtis Allen was appointed as the Controller and Principal Accounting Officer of the Company.  Mr. Allen will be joining the Company before the end of December and will be located in Las Vegas, Nevada.  Mr. Allen, 44, is a CPA and an MBA and has been an accountant with the accounting firm of McNair & Associates, Chtd. in Las Vegas, Nevada since 2001.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sona Mobile Holdings Corp. (Registrant)

Date: December 8, 2008	By:	/s/ Anthony P. Toohey
		Name:	Anthony P. Toohey
		Title:	Chief Executive Officer

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